                                                                     EXHIBIT 4.1


VEL
                                                        [VELOCITYHSI LOGO]

                                                         VelocityHSI, Inc.

INCORPORATED UNDER THE LAWS                                                                      SEE REVERSE FOR CERTAIN DEFINITIONS
 OF THE STATE OF DELAWARE                                                                                  CUSIP 92257K 10 2


   This Certifies that




  is the record holder of

                             FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $.01 PAR VALUE, OF

----------------======================================== VelocityHSI, Inc.==========================================----------------

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the
Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

     Dated:


                                                         VelocityHSI, Inc.
           /s/ Charles P. Wingard                           Corporate                         /s/ Stephen E. Carlson
                                                               SEAL
     SENIOR VICE PRESIDENT, CHIEF FINANCIAL                 April 19,                   PRESIDENT AND CHIEF EXECUTIVE OFFICER
        OFFICER, SECRETARY AND TREASURER                       2000
                                                             Delaware

COUNTERSIGNED AND REGISTERED
     CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
                  TRANSFER AGENT AND REGISTER

                         AUTHORIZED SIGNATURE


     The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM    - as tenants in common
     TEN ENT    - as tenants by the entireties
     JT TEN     - as joint tenants with right of
                  survivorship and not as tenants
                  in common


     UNIF GIFT MIN ACT -                      Custodian
                         --------------------           --------------------
                                (Cust)                         (Minor)
                         under Uniform Gifts to Minors Act
                                                           -----------------
                                                                (State)

     UNIF TRF MIN ACT  -                      Custodian (until age         )
                         --------------------                      --------
                                (Cust)
                                              under Uniform Transfer to
                         --------------------
                                (Minor)
                        Minors Act
                                   -------------------
                                         (State)


    Additional abbreviations may also be used though not in the above list.

For Value Received,                             hereby sell(s), assign(s) and
                    ---------------------------
transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
======================================

======================================


--------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                                                          SHARES
-------------------------------------------------------------------------

of the common stock represented by the within certificate, and do hereby irrevocably constitute and appoint

                                                                        ATTORNEY
-----------------------------------------------------------------------

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated
      ---------------------

                                        X
                                          -------------------------------------

                                        X
                                          -------------------------------------

                                  NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST
                                          CORRESPOND WITH THE NAME AS WRITTEN
                                          UPON THE FACE OF THE CERTIFICATE IN
                                          EVERY PARTICULAR, WITHOUT ALTERATION
                                          OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed


By
   ---------------------------------------------------------------------------
   THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.